UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016

Industrial Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Industrial Property Trust Inc. (the “Company”), Industrial Property Operating Partnership LP (the “Operating Partnership”), and Industrial Property Advisors LLC (the “Advisor”) previously entered into a Third Amended and Restated Advisory Agreement, dated as of August 14, 2015, as amended on February 17, 2016 (the “Advisory Agreement”), pursuant to which the Advisor performs certain duties and responsibilities as a fiduciary of the Company and its stockholders. The Advisory Agreement has a term of one year, subject to renewal for an unlimited number of one-year periods. The Company, the Operating Partnership, and the Advisor entered into the Fourth Amended and Restated Advisory Agreement, dated as of August 12, 2016 (the “Amended and Restated Advisory Agreement”), in order to renew the Advisory Agreement for an additional one-year term expiring August 12, 2017. The Amended and Restated Advisory Agreement amends and restates the Advisory Agreement, the terms of which generally remain unchanged except that the Amended and Restated Advisory Agreement provides certain clarification regarding the type of expenses paid or incurred by the Advisor that have been and will be paid or reimbursed by the Company or the Operating Partnership in connection with the Advisor’s performance of services under the agreement. Such reimbursable expenses expressly include personnel and related employment costs and overhead (including, but not limited to, allocated rent paid to both third parties and an affiliate of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services.

The preceding summary does not purport to be a complete summary of the Amended and Restated Advisory Agreement and is qualified in its entirety by reference to the Amended and Restated Advisory Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Fourth Amended and Restated Advisory Agreement, dated as of August 12, 2016, among Industrial Property Trust Inc., Industrial Property Operating Partnership LP and Industrial Property Advisors LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

August 16, 2016	By:	/s/ THOMAS G. MCGONAGLE
		Name:	Thomas G. McGonagle
		Title:	Chief Financial Officer

EXHIBIT INDEX

10.1	Fourth Amended and Restated Advisory Agreement, dated as of August 12, 2016, among Industrial Property Trust Inc., Industrial Property Operating Partnership LP and Industrial Property Advisors LLC